Fresh Start Accounting - Reorganization Adjustments, Restricted Cash (Details) - Reorganization Adjustments $ in Millions	Feb. 22, 2022 USD ($)
Reorganization, Chapter 11 [Line Items]
Payment of net scrap rig proceeds to holders of Prepetition Credit agreement claims	$ (45)
Return of cash collateral to SFL for the amended West Linus lease agreement	(7)
Transfer of cash to restricted cash for the professional fee escrow account funding	2
Change in restricted cash	$ (50)